UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2025

Nuwellis, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35312	No. 68-0533453
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12988 Valley View Road, Eden Prairie, MN 55344
(Address of Principal Executive Offices, Including Zip Code)

(952) 345-4200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NUWE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information included in Item 5.03 of this Current Report is hereby incorporated by reference into this Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities.

The information included in Item 5.03 of this Current Report is hereby incorporated by reference into this Item 3.02.

Item 5.03	Amendments to Articles of Incorporation; Change in Fiscal Year.

On June 6, 2025, Nuwellis, Inc. (the “Company”) filed the Certificate of Designation of Preferences, Rights and Limitations of Series F-1 Convertible Preferred Stock (the “F-1 Certificate of Designation”) with the Secretary of State of the State of Delaware, authorizing the issuance of 100 shares of Series F-1 Convertible Preferred Stock (the “Series F-1 Stock”). The terms of the Series F-1 Stock are substantially similar to the terms of the Company’s existing Series F Convertible Preferred Stock (the “Existing Series F Stock”), that were issued pursuant to the Certificate of Designation of Preferences, Rights and Limitations of Series F Convertible Preferred Stock that was filed with the Secretary of State of the State of Delaware on November 22, 2017, except that the F-1 Certificate of Designation provides that the Company shall not affect any conversion of the shares of Series F-1 Stock to the extent that, after giving effect to an attempted conversion, the holder of shares of Series F-1 Stock (together with such holder’s affiliates and any persons acting as a group together with such holder or any of such holder’s affiliates) would beneficially own a number of shares of common stock in excess of 19.99% of the shares of common stock then outstanding.

On June 9, 2025, the Company entered into a Securities Exchange Agreement (the “Exchange Agreement”) with John L. Erb, the Company’s Chief Executive Officer and member of the board of directors, pursuant to which the Company agreed to issue 100 shares of the Company’s newly designated Series F-1 Stock in exchange for 100 shares of the Company’s outstanding Existing Series F Stock (the “Exchange”).  Following the Exchange, Mr. Erb will own 100% of the Series F-1 Stock.

The foregoing summaries of the Exchange Agreement and F-1 Certificate of Designation do not purport to be complete and are subject to, and qualified entirely by, the documents attached as Exhibits 10.1 and 3.1 to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
3.1	Certificate of Designations of Preferences, Rights and Limitations of Series F-1 Convertible Preferred Stock
10.1	Securities Exchange Agreement, between the Company and John L. Erb, dated June 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2025	NUWELLIS, INC.

	By:	/s/ John L. Erb
Name:	John L. Erb
Title:	President and Chief Executive Officer